UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	May 1, 2014 – October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Multi-Cap Core Fund

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Trustee approval of management contract	16
Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 10, 2014

Putnam Multi-Cap Core Fund

A “go anywhere” fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

“We can invest in growth and value stocks of companies of all sizes. This is as close to a ‘go anywhere’ approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities.”

Gerard P. Sullivan
Portfolio Manager

The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
48.54%
23.71%
12.65%
23.48%
11.81%
–28.92%
46.29%
29.09%
2.64%
18.51%
43.30%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

Putnam Multi-Cap Growth Fund seeks stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund seeks companies whose stocks are priced below their long-term potential.

2 Multi-Cap Core Fund
Multi-Cap Core Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Multi-Cap Core Fund (PMYAX)
Fund's benchmark
Russell 3000 Index
Fund's Lipper peer group average
Multi-Cap Core Funds
20.88
17.23
15.34
23.07
19.77
18.10
19.47
16.07
13.34
8.41
7.64
5.68
LIFE OF FUND
(since 9/24/10)
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Gerard P. Sullivan

Jerry, how would you describe conditions for stock market investors during the six months ended October 31, 2014?

Conditions were quite favorable for investors, as stocks continued to advance with relatively little volatility. Throughout the period, the stock market, as measured by the S&P 500 Index, achieved and surpassed record highs several times. While large market swings were rare for this period, stocks did encounter quite a bit of turbulence in October — the final month. Investors began to grow concerned about global geopolitical tensions and slowing growth in Europe and China. Volatility escalated, but it calmed by month-end. In fact, the S&P 500 Index closed at a new record high on October 31, its 35th record close of the year.

With the market performing so well, what was your biggest challenge as a portfolio manager?

The lack of volatility in the market has been quite a challenge. While I am still finding investment opportunities, there is not a plethora of new ideas out there. In fact, there has not been a glut of new opportunities since the downturn that followed the 2012 presidential election. We have not seen a meaningful pullback in the market since that time. Today, seeking out ideas takes a bit more work, and I watch for stocks that fall into the “strike zone,” when I can add positions at attractive prices. A market correction would bring an opportunity to reposition the fund’s portfolio to a greater extent.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund     5

How did the fund perform for the period?

I am pleased to report that the fund delivered a solid return and outperformed its benchmark, the Russell 3000 Index. In addition, the fund’s performance outpaced, by a considerable margin, the average return for funds in its Lipper peer group, Multi-Cap Core Funds. The strongest-performing sectors in the fund’s portfolio were health care and technology, while energy stocks were the primary weakness for the period.

Can you discuss some holdings that worked well for the fund?

Health care was one of the top-performing sectors of the market, and biotechnology and pharmaceutical companies in particular benefited from a wave of consolidation. Stocks in the sector advanced as investors responded favorably to merger-and-acquisition activity. One notable top performer for the fund was InterMune, a biotechnology firm whose stock price advanced on the announcement, in August, that it would be acquired by Roche, a large Swiss pharmaceutical company. Another strong performer was Gilead Sciences, a pharmaceutical company with a solid pipeline of promising drugs, including a treatment for hepatitis C that gained FDA approval in October. Also in health care, hospital stocks performed well as investors anticipated an increase in patient volumes resulting from the Affordable Care Act. The pace of enrollment has steadily improved, and hospital stocks — such as fund holding HCA — have benefited.

Technology stocks were a highlight for the period, and the fund’s top-performing

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 10/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

6     Multi-Cap Core Fund

“I watch for stocks that fall into the
‘strike zone,’ when I can add positions
at attractive prices.”

Jerry Sullivan

holding for the period was TubeMogul, a video advertising company. Upon its initial public offering in July, I added TubeMogul to the portfolio at a substantial discount to its original estimated IPO price range. Investors were not enthusiastic about this IPO, due in large part to doubts about the company’s profitability potential. Since the IPO, the stock price has surged, and the company reported strong second-quarter revenue growth that exceeded expectations. By the close of the period, I had sold this position from the portfolio to take profits.

Another holding worth noting is Iridium Communications, a satellite services company that has been a detractor from performance for some time. The stock has surged as the company has been winding down its aggressive capital spending cycle and preparing to launch a series of new satellites in 2015. I expect that this will result in a considerable increase in cash flow for the company. I continue to believe the company offers attractive long-term potential due to its expertise and focus on global satellite communications, a promising growth area.

What are some holdings that detracted from the fund’s performance?

Energy stocks were the greatest detractors from performance during the period. Massive weakness in energy prices — created by a

Top 10 holdings

The table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund     7

surplus of oil — has hurt the stocks of many energy companies, particularly those that specialize in exploration and production. Steadily declining energy prices in the second half of 2014 pressured fund holdings such as ECA Marcellus Trust, SM Energy, and EP Energy. Energy services stocks, such as fund holding Halliburton, also dampened fund returns for the period.

Another notable detractor was ITT Educational Services, a for-profit education company. The stock struggled as new enrollments declined and the company was pressured by regulatory scrutiny of its loan programs. A delay by the company in reporting its financial results also had a negative impact on the stock price.

As the fund enters the second half of its fiscal year, what is your outlook?

Despite the market’s prolonged rally, I believe stocks are still fairly valued and have the potential to move higher. Stocks may continue to benefit from the same factors that have driven the market for several years, such as slow-and-steady economic growth, solid corporate earnings, and a strengthening housing market. Of course, the Federal Reserve’s quantitative easing program, which also helped boost the market, has come to an end, and investors are concerned about that — and the potential for the Fed to increase short-term interest rates in the near future.

The market has been uneventful recently because so much has been predictable. Companies worked hard to ensure that their

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Multi-Cap Core Fund

financial results were closely aligned with investor expectations. I believe the level of predictability is unusually high right now. The market gets more interesting — and investment opportunities arise — when that predictability disappears and we see some type of meaningful disruption. The disruption can be positive, such as more robust economic growth, increased spending, or greater consumer confidence that causes businesses’ top-line growth to move unexpectedly. These surprises can create opportunities for active stock pickers who have been conducting intensive research through all market cycles.

Thanks, Jerry, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier based on Ibbotson U.S. Large Stock Total Return Extended Index.

Multi-Cap Core Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	117.69%	105.17%	111.18%	109.18%	111.22%	111.22%	113.31%	105.84%	115.61%	119.88%
Annual average	20.88	19.15	19.99	19.71	20.00	20.00	20.28	19.24	20.60	21.18
3 years	86.43	75.71	82.39	79.39	82.30	82.30	83.65	77.23	85.07	87.73
Annual average	23.07	20.67	22.18	21.51	22.16	22.16	22.46	21.02	22.78	23.36
1 year	19.47	12.60	18.63	13.63	18.55	17.55	18.89	14.72	19.21	19.73
6 months	8.41	2.18	8.05	3.05	8.06	7.06	8.17	4.39	8.29	8.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10     Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/14

	Russell 3000 Index	Lipper Multi-Cap Core Funds category average*
Life of fund	91.93%	80.05%
Annual average	17.23	15.34
3 years	71.80	65.07
Annual average	19.77	18.10
1 year	16.07	13.34
6 months	7.64	5.68

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 10/31/14, there were 790, 766, 681, and 628 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/14

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$16.17	$17.16	$15.91	$15.88	$16.03	$16.61	$16.16	$16.20
10/31/14	17.53	18.60	17.19	17.16	17.34	17.97	17.50	17.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	114.34%	102.01%	107.98%	105.98%	108.15%	108.15%	110.11%	102.76%	112.28%	116.50%
Annual average	20.90	19.13	20.00	19.71	20.03	20.03	20.31	19.24	20.61	21.21
3 years	106.99	95.09	102.37	99.37	102.37	102.37	103.92	96.78	105.53	108.59
Annual average	27.44	24.95	26.49	25.86	26.49	26.49	26.81	25.31	27.14	27.77
1 year	23.07	15.99	22.16	17.16	22.23	21.23	22.48	18.20	22.81	23.41
6 months	6.41	0.29	6.01	1.01	6.09	5.09	6.15	2.44	6.29	6.59

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Multi-Cap Core Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 4/30/14*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%
Total annual operating expenses for the fiscal year ended 4/30/14	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%
Annualized expense ratio for the six-month period ended 10/31/14	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.30	$10.23	$10.23	$8.92	$7.61	$4.99
Ending value (after expenses)	$1,084.10	$1,080.50	$1,080.60	$1,081.70	$1,082.90	$1,085.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$7.37	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Multi-Cap Core Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund     15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

16     Multi-Cap Core Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Multi-Cap Core Fund     17

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined

18     Multi-Cap Core Fund

by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on September 24, 2010, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Core Funds) for the one-year and three-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st

For the one-year and three-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year and three-year periods ended December 31, 2013, there were 811 and 702 funds, respectively, in your fund’s Lipper peer group. (When considering performance

Multi-Cap Core Fund     19

information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20     Multi-Cap Core Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund     21

The fund’s portfolio 10/31/14 (Unaudited)

COMMON STOCKS (94.6%)*	Shares	Value
Aerospace and defense (2.7%)
Curtiss-Wright Corp.	4,174	$288,883
General Dynamics Corp.	7,451	1,041,352
Honeywell International, Inc.	7,227	694,659
L-3 Communications Holdings, Inc.	6,144	746,250
Northrop Grumman Corp.	6,554	904,190
Raytheon Co.	6,580	683,530
Textron, Inc.	2,822	117,198
TransDigm Group, Inc.	2,800	523,684
United Technologies Corp.	726	77,682
		5,077,428
Air freight and logistics (0.3%)
FedEx Corp.	3,409	570,667
		570,667
Airlines (1.5%)
Alaska Air Group, Inc.	11,973	637,323
Copa Holdings SA Class A (Panama)	2,669	312,059
Delta Air Lines, Inc.	9,911	398,720
JetBlue Airways Corp. †	35,269	407,004
Southwest Airlines Co.	19,596	675,670
Spirit Airlines, Inc. †	4,891	357,581
		2,788,357
Auto components (1.0%)
Dana Holding Corp.	12,741	260,681
Delphi Automotive PLC (United Kingdom)	5,235	361,110
Lear Corp.	4,729	437,433
Magna International, Inc. (Canada)	3,770	372,137
TRW Automotive Holdings Corp. †	5,146	521,547
		1,952,908
Automobiles (0.3%)
Ford Motor Co.	34,758	489,740
		489,740
Banks (6.0%)
Banc of California, Inc.	53,831	633,591
Bank of America Corp.	55,686	955,572
C1 Financial, Inc. †	30,000	518,100
Citigroup, Inc.	22,461	1,202,337
Fulton Financial Corp.	20,198	239,952
Huntington Bancshares, Inc.	7,047	69,836
Investors Bancorp, Inc.	32,250	346,688
JPMorgan Chase & Co.	54,104	3,272,210
KeyCorp	31,092	410,414
Old National Bancorp	13,131	191,056
Pacific Premier Bancorp, Inc. †	7,006	113,427
PNC Financial Services Group, Inc.	2,519	217,616
Regions Financial Corp.	19,443	193,069
SVB Financial Group †	431	48,268
Wells Fargo & Co.	56,254	2,986,525
		11,398,661

22     Multi-Cap Core Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value
Beverages (2.4%)
Coca-Cola Co. (The)	904	$37,860
Coca-Cola Enterprises, Inc.	16,447	712,977
Dr. Pepper Snapple Group, Inc.	10,242	709,259
Monster Beverage Corp. †	3,874	390,809
PepsiCo, Inc.	28,962	2,785,276
		4,636,181
Biotechnology (3.8%)
AMAG Pharmaceuticals, Inc. †	13,858	457,453
Amgen, Inc.	9,404	1,525,141
Biogen Idec, Inc. †	1,920	616,474
Celgene Corp. †	5,504	589,423
Cubist Pharmaceuticals, Inc. †	2,452	177,255
Dynavax Technologies Corp. †	40,541	66,487
Gilead Sciences, Inc. †	26,241	2,938,992
Inovio Pharmaceuticals, Inc. † S	27,982	317,876
Retrophin, Inc. † S	5,316	51,459
United Therapeutics Corp. †	4,132	541,168
		7,281,728
Building products (0.4%)
Assa Abloy AB Class B (Sweden)	5,658	299,675
NCI Building Systems, Inc. †	18,075	359,150
Norcraft Companies, Inc. †	2,830	48,110
		706,935
Capital markets (2.7%)
Ameriprise Financial, Inc.	3,668	462,792
Apollo Global Management, LLC Class A	4,315	98,166
Artisan Partners Asset Management, Inc. Class A	2,816	136,520
Carlyle Group LP (The)	6,670	185,159
Charles Schwab Corp. (The)	1,715	49,169
Goldman Sachs Group, Inc. (The)	4,229	803,468
KKR & Co. LP	8,647	186,429
Legg Mason, Inc.	7,884	409,968
Moelis & Co. Class A	10,727	366,434
Morgan Stanley	17,345	606,208
Oaktree Capital Group, LLC (Units)	5,579	264,891
Och-Ziff Capital Management Group, LLC Class A	29,018	319,778
RCS Capital Corp. Class A	26,442	433,913
State Street Corp.	9,921	748,639
WisdomTree Investments, Inc. †	9,755	143,886
		5,215,420
Chemicals (1.6%)
Albemarle Corp.	6,990	408,076
CF Industries Holdings, Inc.	1,449	376,740
Croda International PLC (United Kingdom)	4,862	178,499
Dow Chemical Co. (The)	7,832	386,901
Huntsman Corp.	12,332	300,901
LyondellBasell Industries NV Class A	4,683	429,103
Monsanto Co.	655	75,351
Sherwin-Williams Co. (The)	2,020	463,711
Symrise AG (Germany)	8,083	454,548
		3,073,830

Multi-Cap Core Fund     23

COMMON STOCKS (94.6%)* cont.	Shares	Value
Commercial services and supplies (1.5%)
Cintas Corp.	7,238	$530,111
KAR Auction Services, Inc.	15,406	467,726
MiX Telematics, Ltd. ADR (South Africa) †	10,935	97,431
Pitney Bowes, Inc.	14,961	370,135
Progressive Waste Solutions, Ltd. (Canada)	16,601	485,247
Republic Services, Inc.	15,182	582,989
Tyco International, Ltd.	9,198	394,870
		2,928,509
Communications equipment (1.5%)
Cisco Systems, Inc.	48,775	1,193,524
CommScope Holding Co., Inc. †	16,555	356,595
Juniper Networks, Inc.	13,279	279,789
Qualcomm, Inc.	13,369	1,049,600
		2,879,508
Construction and engineering (0.2%)
Fluor Corp.	4,894	324,668
Quanta Services, Inc. †	2,845	96,958
		421,626
Construction materials (0.1%)
CaesarStone Sdot-Yam, Ltd. (Israel)	3,331	186,070
		186,070
Consumer finance (1.0%)
American Express Co.	1,314	118,194
Capital One Financial Corp.	6,727	556,794
Discover Financial Services	18,830	1,200,977
		1,875,965
Containers and packaging (0.5%)
Ball Corp.	6,642	427,944
Berry Plastics Group, Inc. †	18,495	481,240
MeadWestvaco Corp.	1,673	73,896
		983,080
Diversified consumer services (0.1%)
Chegg, Inc. † S	16,455	109,426
ITT Educational Services, Inc. † S	3,888	39,308
		148,734
Diversified financial services (0.8%)
Berkshire Hathaway, Inc. Class B †	761	106,662
Gain Capital Holdings, Inc.	7,933	67,906
Moody’s Corp.	4,307	427,384
Voya Financial, Inc.	22,591	886,697
		1,488,649
Diversified telecommunication services (1.7%)
AT&T, Inc.	25,836	900,126
CenturyLink, Inc.	14,732	611,083
Iridium Communications, Inc. † S	34,324	326,078
Verizon Communications, Inc.	26,627	1,338,007
		3,175,294
Electric utilities (1.5%)
American Electric Power Co., Inc.	9,498	554,113
Edison International	5,494	343,815
Entergy Corp.	10,098	848,434
Exelon Corp.	27,893	1,020,605
		2,766,967

24     Multi-Cap Core Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value
Electrical equipment (0.4%)
Generac Holdings, Inc. †	10,324	$468,090
Hubbell, Inc. Class B	1,863	211,283
		679,373
Electronic equipment, instruments, and components (0.4%)
Anixter International, Inc.	2,048	174,428
CDW Corp. of Delaware	5,293	163,236
Corning, Inc.	14,227	290,658
Keysight Technologies, Inc. † ##	5,342	168,273
		796,595
Energy equipment and services (1.8%)
Cameron International Corp. †	4,266	254,040
Compressco Partners LP	9,357	200,708
FMSA Holdings, Inc. †	20,997	258,053
Halliburton Co.	25,543	1,408,441
Helmerich & Payne, Inc.	2,061	178,936
Nabors Industries, Ltd.	10,658	190,245
Schlumberger, Ltd.	8,369	825,686
Willbros Group, Inc. †	5,812	34,116
		3,350,225
Food and staples retail (2.9%)
Costco Wholesale Corp.	5,480	730,868
CVS Health Corp.	33,545	2,878,496
Diplomat Pharmacy, Inc. †	4,532	97,438
Kroger Co. (The)	17,415	970,190
Safeway, Inc.	13,045	454,749
Wal-Mart Stores, Inc.	4,834	368,689
		5,500,430
Food products (0.9%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	16,637	289,650
Archer Daniels-Midland Co.	5,901	277,347
Ingredion, Inc.	5,525	426,806
Kellogg Co.	1,547	98,946
Pinnacle Foods, Inc.	13,592	459,410
S&W Seed Co. †	5,372	17,352
Tyson Foods, Inc. Class A	4,987	201,225
		1,770,736
Gas utilities (0.4%)
AGL Resources, Inc.	7,162	386,103
UGI Corp.	11,154	420,394
		806,497
Health-care equipment and supplies (1.4%)
Baxter International, Inc.	1,603	112,434
C.R. Bard, Inc.	3,107	509,455
Covidien PLC	3,837	354,692
Edwards Lifesciences Corp. †	4,999	604,479
GenMark Diagnostics, Inc. †	3,167	36,104
Medtronic, Inc.	9,323	635,456
St. Jude Medical, Inc.	7,174	460,356
		2,712,976

Multi-Cap Core Fund     25

COMMON STOCKS (94.6%)* cont.	Shares	Value
Health-care providers and services (3.0%)
Aetna, Inc.	4,080	$336,641
AmSurg Corp. †	7,891	426,193
Cardinal Health, Inc.	9,201	722,094
CIGNA Corp.	2,216	220,647
Civitas Solutions, Inc. †	30,000	485,400
ExamWorks Group, Inc. †	4,064	157,602
Express Scripts Holding Co. †	691	53,083
HCA Holdings, Inc. †	18,141	1,270,777
Humana, Inc.	1,903	264,232
LifePoint Hospitals, Inc. †	5,454	381,780
McKesson Corp.	1,595	324,439
Premier, Inc. Class A †	6,658	222,244
UnitedHealth Group, Inc.	2,662	252,917
WellPoint, Inc.	4,319	547,174
		5,665,223
Hotels, restaurants, and leisure (3.0%)
Bloomin’ Brands, Inc. †	20,587	389,300
Carrols Restaurant Group, Inc. †	177,979	1,372,218
Compass Group PLC (United Kingdom)	13,352	214,874
Dunkin’ Brands Group, Inc.	2,540	115,519
Hilton Worldwide Holdings, Inc. †	17,181	433,648
Intrawest Resorts Holdings, Inc. †	12,256	130,404
Las Vegas Sands Corp.	11,027	686,541
Marriott International, Inc. Class A	3,438	260,429
McDonald’s Corp.	320	29,994
Penn National Gaming, Inc. †	50,770	664,579
Royal Caribbean Cruises, Ltd.	6,829	464,167
Vail Resorts, Inc.	3,140	271,170
Wyndham Worldwide Corp.	4,750	368,933
Yum! Brands, Inc.	5,272	378,688
		5,780,464
Household durables (0.5%)
New Home Co., Inc. (The) †	3,661	55,537
UCP, Inc. Class A †	13,075	178,997
WCI Communities, Inc. †	2,994	56,167
Whirlpool Corp.	4,369	751,686
		1,042,387
Household products (0.4%)
Kimberly-Clark Corp.	5,889	672,936
Procter & Gamble Co. (The)	976	85,176
		758,112
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	22,159	664,327
Vivint Solar, Inc. †	15,000	211,200
		875,527
Industrial conglomerates (0.5%)
3M Co.	1,998	307,232
General Electric Co.	5,580	144,020
Siemens AG (Germany)	2,455	276,607
Toshiba Corp. (Japan)	35,000	150,688
		878,547

26     Multi-Cap Core Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value
Insurance (3.3%)
Allstate Corp. (The)	8,214	$532,678
American International Group, Inc.	35,353	1,893,860
Amtrust Financial Services, Inc. S	10,901	489,128
Assured Guaranty, Ltd.	21,908	505,637
Genworth Financial, Inc. Class A †	4,334	60,633
Hartford Financial Services Group, Inc. (The)	9,953	393,940
Health Insurance Innovations, Inc. Class A †	50,000	506,000
Lincoln National Corp.	10,774	589,984
MetLife, Inc.	2,945	159,737
Prudential PLC (United Kingdom)	24,877	574,054
Travelers Cos., Inc. (The)	5,123	516,398
		6,222,049
Internet and catalog retail (0.4%)
Amazon.com, Inc. †	231	70,561
Bigfoot GmbH (acquired 8/2/13, cost $43,961) (Private) (Brazil) †ΔΔ F	2	26,967
Expedia, Inc.	6,550	556,554
Priceline Group, Inc. (The) †	134	161,632
		815,714
Internet software and services (2.4%)
Alibaba Group Holding, Ltd. ADR (China) †	19,709	1,943,307
eBay, Inc. †	15,040	789,600
Facebook, Inc. Class A †	11,469	860,060
Google, Inc. Class A †	815	462,814
Pandora Media, Inc. †	1,864	35,938
Yahoo!, Inc. †	6,857	315,765
Yandex NV Class A (Russia) †	2,327	66,599
		4,474,083
IT Services (2.1%)
Alliance Data Systems Corp. †	310	87,839
CACI International, Inc. Class A †	1,647	135,532
Computer Sciences Corp.	8,326	502,890
DST Systems, Inc.	3,295	317,473
IBM Corp.	11,649	1,915,096
MasterCard, Inc. Class A	7,523	630,051
Visa, Inc. Class A	406	98,021
Xerox Corp.	28,502	378,507
		4,065,409
Leisure products (—%)
Malibu Boats, Inc. Class A †	2,096	39,111
		39,111
Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	7,021	388,121
		388,121
Machinery (1.5%)
Caterpillar, Inc.	6,622	671,537
Deere & Co.	1,375	117,618
Illinois Tool Works, Inc.	6,607	601,567
Middleby Corp. (The) †	3,080	272,580
Pall Corp.	4,387	401,060
Trinity Industries, Inc.	23,055	823,294
		2,887,656

Multi-Cap Core Fund     27

COMMON STOCKS (94.6%)* cont.	Shares	Value
Media (2.7%)
Charter Communications, Inc. Class A †	2,288	$362,396
Comcast Corp. Class A	10,335	572,042
DIRECTV †	5,386	467,451
DISH Network Corp. Class A †	2,535	161,353
Liberty Global PLC Ser. C (United Kingdom)	2,684	119,357
Lions Gate Entertainment Corp.	11,082	367,147
Live Nation Entertainment, Inc. †	15,292	397,592
SFX Entertainment, Inc. †	9,948	51,133
Time Warner Cable, Inc.	1,816	267,333
Time Warner, Inc.	11,852	941,878
Townsquare Media, Inc. †	51,147	644,964
Viacom, Inc. Class B	4,238	308,018
Walt Disney Co. (The)	4,946	451,965
		5,112,629
Metals and mining (1.2%)
AK Steel Holding Corp. † S	53,675	406,320
Alcoa, Inc.	10,493	175,863
Constellium NV Class A (Netherlands) †	7,559	153,070
Freeport-McMoRan, Inc. (Indonesia)	10,132	288,762
Hi-Crush Partners LP (Units)	5,577	240,536
Noranda Aluminum Holding Corp.	22,986	101,368
Southern Copper Corp. (Peru)	5,613	161,542
Steel Dynamics, Inc.	8,876	204,237
U.S. Silica Holdings, Inc.	6,538	293,556
United States Steel Corp.	6,899	276,236
		2,301,490
Multi-utilities (0.3%)
Public Service Enterprise Group, Inc.	14,405	595,071
		595,071
Multiline retail (1.1%)
Big Lots, Inc.	12,322	562,499
Kohl’s Corp.	12,474	676,340
Macy’s, Inc.	8,038	464,757
Target Corp.	5,133	317,322
		2,020,918
Oil, gas, and consumable fuels (5.9%)
Apache Corp.	6,616	510,755
Cabot Oil & Gas Corp.	3,475	108,073
Chevron Corp.	860	103,157
CONSOL Energy, Inc.	3,858	141,974
Continental Resources, Inc. †	2,784	156,934
ECA Marcellus Trust 1 (Units)	97,114	503,051
EOG Resources, Inc.	9,571	909,724
EP Energy Corp. Class A † S	21,103	308,104
Exxon Mobil Corp.	25,787	2,493,861
Gaztransport Et Technigaz SA (France)	6,661	372,704
Hess Corp.	3,043	258,077
JP Energy Partners LP †	20,589	348,160
Kodiak Oil & Gas Corp. †	38,906	419,796
Laredo Petroleum, Inc. †	11,456	217,206

28     Multi-Cap Core Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Marathon Oil Corp.	7,187	$254,420
MarkWest Energy Partners LP	4,641	325,102
Memorial Production Partners LP (Units)	15,474	323,871
Occidental Petroleum Corp.	4,332	385,245
QEP Resources, Inc.	17,135	429,574
SandRidge Permiam Trust	30,188	299,767
Shell Midstream Partners LP †	8,598	289,667
SM Energy Co.	4,435	249,691
Suncor Energy, Inc. (Canada)	7,887	280,304
USD Partners LP †	22,540	374,615
Valero Energy Corp.	12,132	607,692
Warren Resources, Inc. †	31,155	107,796
Whiting Petroleum Corp. †	7,291	446,488
		11,225,808
Paper and forest products (0.2%)
International Paper Co.	6,361	321,994
		321,994
Personal products (0.3%)
Avon Products, Inc.	23,477	244,161
Coty, Inc. Class A †	22,135	367,441
Herbalife, Ltd.	899	47,162
		658,764
Pharmaceuticals (4.9%)
AbbVie, Inc.	9,206	584,213
Allergan, Inc.	2,344	445,501
AstraZeneca PLC (United Kingdom)	1,429	103,863
Catalent, Inc. †	20,000	520,600
Eli Lilly & Co.	4,278	283,760
Impax Laboratories, Inc. †	6,816	197,460
Jazz Pharmaceuticals PLC †	1,383	233,506
Johnson & Johnson	18,471	1,990,804
Merck & Co., Inc.	36,793	2,131,786
Pfizer, Inc.	82,099	2,458,865
Shire PLC ADR (United Kingdom)	1,681	335,864
		9,286,222
Professional services (0.3%)
Robert Half International, Inc.	6,593	361,165
TrueBlue, Inc. †	10,838	267,915
		629,080
Real estate investment trusts (REITs) (1.7%)
Altisource Residential Corp.	5,705	132,470
American Tower Corp.	1,139	111,053
Armada Hoffler Properties, Inc.	92,631	868,879
Boston Properties, Inc.	1,841	233,347
Brixmor Property Group, Inc.	16,452	400,771
CatchMark Timber Trust, Inc. Class A	84,466	988,252
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,582	147,936
Host Hotels & Resorts, Inc.	7,769	181,095
Parkway Properties, Inc.	7,062	141,593
Prologis, Inc.	684	28,489
		3,233,885

Multi-Cap Core Fund     29

COMMON STOCKS (94.6%)* cont.	Shares	Value
Real estate management and development (0.2%)
Altisource Portfolio Solutions SA † S	760	$56,742
RE/MAX Holdings, Inc. Class A	8,326	266,432
		323,174
Road and rail (1.2%)
Genesee & Wyoming, Inc. Class A †	924	88,889
Knight Transportation, Inc.	6,136	179,539
Old Dominion Freight Line, Inc. †	4,037	294,176
Union Pacific Corp.	14,176	1,650,795
		2,213,399
Semiconductors and semiconductor equipment (2.8%)
Atmel Corp. †	12,562	93,210
Broadcom Corp. Class A	8,197	343,290
Intel Corp.	35,161	1,195,826
Lam Research Corp.	4,272	332,618
Marvell Technology Group, Ltd.	26,897	361,496
Maxim Integrated Products, Inc.	10,159	298,065
Micron Technology, Inc. †	39,591	1,310,066
Microsemi Corp. †	6,015	156,811
NVIDIA Corp.	6,892	134,670
Skyworks Solutions, Inc.	8,948	521,132
Teradyne, Inc.	11,057	203,449
Texas Instruments, Inc.	5,996	297,761
Xilinx, Inc.	1,626	72,324
		5,320,718
Software (4.6%)
Activision Blizzard, Inc.	22,174	442,371
Cadence Design Systems, Inc. †	30,598	549,234
Electronic Arts, Inc. †	7,096	290,723
EnerNOC, Inc. †	24,270	358,468
Microsoft Corp.	70,286	3,299,928
Oracle Corp.	57,689	2,252,755
Symantec Corp.	21,793	540,902
TiVo, Inc. †	54,591	712,413
VMware, Inc. Class A †	3,741	312,635
		8,759,429
Specialty retail (3.7%)
American Eagle Outfitters, Inc.	36,211	466,036
Bed Bath & Beyond, Inc. †	3,692	248,619
Best Buy Co., Inc.	6,728	229,694
Boot Barn Holdings, Inc. †	35,000	621,250
Chico’s FAS, Inc.	23,870	359,960
Children’s Place Retail Stores, Inc. (The)	5,490	270,383
Conn’s, Inc. † S	15,164	471,752
Gap, Inc. (The)	23,317	883,481
GNC Holdings, Inc. Class A	7,645	317,803
Home Depot, Inc. (The)	9,801	955,794
Lowe’s Cos., Inc.	6,811	389,589
Michaels Cos., Inc. (The) †	34,500	630,660
Office Depot, Inc. †	23,081	120,483
Select Comfort Corp. †	5,623	144,455

30     Multi-Cap Core Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value
Specialty retail cont.
Tile Shop Holdings, Inc. †	15,424	$132,801
TJX Cos., Inc. (The)	12,336	781,116
		7,023,876
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.	42,920	4,635,360
EMC Corp.	19,908	571,957
Hewlett-Packard Co.	26,728	959,001
NetApp, Inc.	6,893	295,020
QLogic Corp. †	21,108	249,285
SanDisk Corp.	5,482	516,075
Seagate Technology PLC	5,773	362,718
Western Digital Corp.	3,748	368,691
		7,958,107
Textiles, apparel, and luxury goods (0.5%)
Hanesbrands, Inc.	2,550	269,306
Michael Kors Holdings, Ltd. †	3,026	237,813
NIKE, Inc. Class B	3,828	355,889
		863,008
Thrifts and mortgage finance (0.1%)
Radian Group, Inc.	8,875	149,544
		149,544
Tobacco (0.4%)
Lorillard, Inc.	8,941	549,872
Philip Morris International, Inc.	2,517	224,038
		773,910
Trading companies and distributors (0.6%)
Air Lease Corp.	3,576	130,846
HD Supply Holdings, Inc. †	12,743	367,508
United Rentals, Inc. †	6,193	681,602
		1,179,956
Water utilities (0.1%)
American Water Works Co., Inc.	2,409	128,568
		128,568
Total common stocks (cost $169,973,339)		$179,635,042

INVESTMENT COMPANIES (1.1%)*	Shares	Value
FS Investment Corp.	29,156	$309,054
iShares MSCI United Kingdom ETF (United Kingdom)	3,719	70,698
SPDR S&P 500 ETF Trust	8,927	1,800,219
Total investment companies (cost $2,084,406)		$2,179,971

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Alcoa, Inc. $2.688 Ser. 1, cv. pfd. †	7,974	$415,445
AmSurg Corp. Ser. A-1, $5.25 cv. pfd.	2,324	259,998
Banc of California, Inc. 4.00% cv. pfd.	5,050	291,183
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	285	102,030
Iridium Communications, Inc. 144A $7.00 cv. pfd.	213	24,841
Post Holdings, Inc. $5.25 cv. pfd.	1,680	140,902
Tyson Foods, Inc. $2.375 cv. pfd.	1,776	89,759
Total convertible preferred stocks (cost $1,232,950)		$1,324,158

Multi-Cap Core Fund     31

SHORT-TERM INVESTMENTS (4.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	2,088,300	$2,088,300
Putnam Short Term Investment Fund 0.09% L	6,720,744	6,720,744
Total short-term investments (cost $8,809,044)		$8,809,044

TOTAL INVESTMENTS
Total investments (cost $182,099,739)	$191,948,215

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $189,867,142.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $26,967, or less than 0.1% of net assets.

##	Forward commitment, in part or in entirety (Note 1).
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $154,905 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

32     Multi-Cap Core Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$25,262,522	$—	$26,967
Consumer staples	14,098,133	—	—
Energy	14,576,033	—	—
Financials	29,907,347	—	—
Health care	25,334,270	—	—
Industrials	20,961,533	—	—
Information technology	34,253,849	—	—
Materials	6,866,464	—	—
Telecommunication services	3,175,294	—	—
Utilities	5,172,630	—	—
Total common stocks	179,608,075	—	26,967
Investment companies	—	1,324,158	—
Convertible preferred stocks	2,179,971	—	—
Short-term investments	6,720,744	2,088,300	—
Totals by level	$188,508,790	$3,412,458	$26,967
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund     33

Statement of assets and liabilities 10/31/14 (Unaudited)
ASSETS
Investment in securities, at value, including $2,020,449 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $173,290,695)	$183,139,171
Affiliated issuers (identified cost $8,809,044) (Notes 1 and 5)	8,809,044
Dividends, interest and other receivables	86,294
Receivable for shares of the fund sold	6,677,339
Receivable for investments sold	1,356,987
Prepaid assets	70,736
Total assets	200,139,571
LIABILITIES
Payable to custodian	97,988
Payable for investments purchased	7,621,044
Payable for purchases of delayed delivery securities (Note 1)	155,119
Payable for shares of the fund repurchased	92,647
Payable for compensation of Manager (Note 2)	73,740
Payable for investor servicing fees (Note 2)	47,835
Payable for custodian fees (Note 2)	11,564
Payable for Trustee compensation and expenses (Note 2)	532
Payable for administrative services (Note 2)	294
Payable for distribution fees (Note 2)	39,321
Collateral on securities loaned, at value (Note 1)	2,088,300
Other accrued expenses	44,045
Total liabilities	10,272,429
Net assets	$189,867,142

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$177,007,129
Undistributed net investment income (Note 1)	249,998
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,761,613
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,848,402
Total — Representing net assets applicable to capital shares outstanding	$189,867,142
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

34     Multi-Cap Core Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($89,329,255 divided by 5,095,731 shares)	$17.53
	Offering price per class A share (100/94.25 of $17.53)*	$18.60
	Net asset value and offering price per class B share ($4,408,665 divided by 256,542 shares)**†	$17.19
	Net asset value and offering price per class C share ($26,059,024 divided by 1,518,926 shares)**	$17.16
	Net asset value and redemption price per class M share ($2,034,312 divided by 117,331 shares)	$17.34
	Offering price per class M share (100/96.50 of $17.34)*	$17.97
	Net asset value, offering price and redemption price per class R share ($1,583,848 divided by 90,524 shares)	$17.50
	Net asset value, offering price and redemption price per class Y share ($66,452,038 divided by 3,778,948 shares)	$17.58
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund     35

Statement of operations Six months ended 10/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $4,335)	$836,198
Interest (including interest income of $1,231 from investments in affiliated issuers) (Note 5)	1,311
Securities lending (Note 1)	14,298
Total investment income	851,807
EXPENSES
Compensation of Manager (Note 2)	261,002
Investor servicing fees (Note 2)	95,624
Custodian fees (Note 2)	18,134
Trustee compensation and expenses (Note 2)	1,482
Distribution fees (Note 2)	153,022
Administrative services (Note 2)	837
Blue sky expense	40,681
Other	56,294
Fees waived and reimbursed by Manager (Note 2)	(20,653)
Total expenses	606,423
Expense reduction (Note 2)	(704)
Net expenses	605,719
Net investment income	246,088

Net realized gain on investments (Notes 1 and 3)	1,564,790
Net realized loss on foreign currency transactions (Note 1)	(503)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(79)
Net unrealized appreciation of investments during the period	5,429,169
Net gain on investments	6,993,377
Net increase in net assets resulting from operations	$7,239,465

The accompanying notes are an integral part of these financial statements.

36     Multi-Cap Core Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 10/31/14*	Year ended 4/30/14
	Operations:
	Net investment income	$246,088	$160,112
	Net realized gain on investments and foreign currency transactions	1,564,287	2,407,374
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,429,090	2,475,362
	Net increase in net assets resulting from operations	7,239,465	5,042,848
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(69,439)
	Class B	—	(2,585)
	Class C	—	(9,888)
	Class M	—	(457)
	Class R	—	(58)
	Class Y	—	(41,172)
	Net realized short-term gain on investments
	Class A	—	(748,498)
	Class B	—	(49,165)
	Class C	—	(171,282)
	Class M	—	(7,917)
	Class R	—	(1,094)
	Class Y	—	(327,353)
	From net realized long-term gain on investments
	Class A	—	(293,998)
	Class B	—	(19,311)
	Class C	—	(67,277)
	Class M	—	(3,109)
	Class R	—	(430)
	Class Y	—	(128,579)
	Increase from capital share transactions (Note 4)	135,489,261	29,776,154
	Total increase in net assets	142,728,726	32,877,390
	NET ASSETS
	Beginning of period	47,138,416	14,261,026
	End of period (including undistributed net investment income of $249,998 and $3,910, respectively)	$189,867,142	$47,138,416
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
October 31, 2014**	$16.17	.05	1.31	1.36	—	—	—	—	$17.53	8.41*	$89,329	.60*	.30*	23*
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	(1.44)	—	16.17	27.60	23,980	1.24	.75	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	—[e]	13.87	18.28	9,685	1.31	.85	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	—[e]	12.37	2.67	5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—[e]	12.74	29.59*	5,406	.80*	.29*	67*
Class B
October 31, 2014**	$15.91	—[e]	1.28	1.28	—	—	—	—	$17.19	8.05*	$4,409	.98*	(.03) *	23*
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	(1.40)	—	15.91	26.67	2,130	1.99	(.04)	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	—[e]	13.73	17.43	273	2.06	.13	136
April 30, 2012	12.69	.01	.15	.16	—[e]	(.59)	(.59)	—[e]	12.26	1.86	189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—[e]	12.69	29.00*	69	1.25*	(.19) *	67*
Class C
October 31, 2014**	$15.88	(.01)	1.29	1.28	—	—	—	—	$17.16	8.06*	$26,059	.98*	(.06) *	23*
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	(1.41)	—	15.88	26.58	8,539	1.99	(.03)	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	—[e]	13.72	17.48	868	2.06	.11	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	—[e]	12.27	1.83	353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—[e]	12.70	29.08*	274	1.25*	(.22) *	67*
Class M
October 31, 2014**	$16.03	(.01)	1.32	1.31	—	—	—	—	$17.34	8.17*	$2,034	.86*	(.04) *	23*
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	(1.41)	—	16.03	26.95	164	1.74	.26	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	—[e]	13.80	17.74	52	1.81	.40	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	—[e]	12.32	2.07	33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—[e]	12.72	29.25*	36	1.10*	(.08) *	67*
Class R
October 31, 2014**	$16.16	.02	1.32	1.34	—	—	—	—	$17.50	8.29*	$1,584	.73*	.12*	23*
April 30, 2014	13.86	.03[f]	3.67	3.70	(.05)	(1.35)	(1.40)	—	16.16	27.31	204	1.49	.17[f]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	—[e]	13.86	18.00	16	1.56	.66	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	—[e]	12.36	2.40	13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—[e]	12.73	29.41*	13	.95*	.15*	67*
Class Y
October 31, 2014**	$16.20	.07	1.31	1.38	—	—	—	—	$17.58	8.52*	$66,452	.48*	.40*	23*
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	(1.47)	—	16.20	27.98	12,121.99		.97	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	—[e]	13.88	18.55	3,368	1.06	1.15	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	—[e]	12.38	2.85	2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—[e]	12.76	29.85*	1,662	.65*	.45*	67*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Multi-Cap Core Fund	Multi-Cap Core Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2014	0.02%
April 30, 2014	0.28
April 30, 2013	0.48
April 30, 2012	1.48
April 30, 2011	2.26

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

40     Multi-Cap Core Fund

Notes to financial statements 10/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through October 31, 2014.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

Multi-Cap Core Fund     41

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,088,300 and

42     Multi-Cap Core Fund

the value of securities loaned amounted to $2,065,369. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $182,103,415, resulting in gross unrealized appreciation and depreciation of $14,819,191 and $4,974,391, respectively, or net unrealized appreciation of $9,844,800.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Multi-Cap Core Fund     43

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $20,653 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$45,622
Class B	3,065
Class C	15,254
Class M	652
Class R	812
Class Y	30,219
Total	$95,624

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $664 under the expense offset arrangements and by $40 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $82, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

44     Multi-Cap Core Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$56,642
Class B	15,522
Class C	76,468
Class M	2,337
Class R	2,053
Total	$153,022

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,157 and $443 from the sale of class A and class M shares, respectively, and received $267 and $31 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$152,791,007	$21,893,538
U.S. government securities (Long-term)	—	—
Total	$152,791,007	$21,893,538

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/14		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	4,022,928	$68,606,601	1,193,976	$18,742,343
Shares issued in connection with reinvestment of distributions	—	—	65,951	1,005,715
	4,022,928	68,606,601	1,259,927	19,748,058
Shares repurchased	(410,362)	(6,843,362)	(475,072)	(7,374,206)
Net increase	3,612,566	$61,763,239	784,855	$12,373,852

	Six months ended 10/31/14		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	133,069	$2,219,573	112,072	$1,747,054
Shares issued in connection with reinvestment of distributions	—	—	4,720	71,035
	133,069	2,219,573	116,792	1,818,089
Shares repurchased	(10,428)	(174,762)	(2,743)	(42,036)
Net increase	122,641	$2,044,811	114,049	$1,776,053

Multi-Cap Core Fund     45

	Six months ended 10/31/14		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	999,753	$16,713,796	469,260	$7,307,219
Shares issued in connection with reinvestment of distributions	—	—	16,351	245,752
	999,753	16,713,796	485,611	7,552,971
Shares repurchased	(18,463)	(305,649)	(11,242)	(172,987)
Net increase	981,290	$16,408,147	474,369	$7,379,984

	Six months ended 10/31/14		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	113,204	$1,918,017	6,980	$107,276
Shares issued in connection with reinvestment of distributions	—	—	758	11,483
	113,204	1,918,017	7,738	118,759
Shares repurchased	(6,091)	(104,985)	(1,262)	(19,193)
Net increase	107,113	$1,813,032	6,476	$99,566

	Six months ended 10/31/14		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	78,697	$1,362,288	11,417	$181,663
Shares issued in connection with reinvestment of distributions	—	—	104	1,582
	78,697	1,362,288	11,521	183,245
Shares repurchased	(820)	(13,743)	(2)	(27)
Net increase	77,877	$1,348,545	11,519	$183,218

	Six months ended 10/31/14		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,166,080	$54,399,029	537,299	$8,463,737
Shares issued in connection with reinvestment of distributions	—	—	32,566	496,957
	3,166,080	54,399,029	569,865	8,960,694
Shares repurchased	(135,453)	(2,287,542)	(64,140)	(997,213)
Net increase	3,030,627	$52,111,487	505,725	$7,963,481

At the close of the reporting period, Putnam Investments, LLC owned 1,232 class R shares of the fund (1.4% of class R shares outstanding), valued at $21,560.

46     Multi-Cap Core Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$1,032,348	$41,427,807	$35,739,411	$1,231	$6,720,744
Totals	$1,032,348	$41,427,807	$35,739,411	$1,231	$6,720,744

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund     47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

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48     Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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SA115
291273 12/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014